EXHIBIT 10.1

EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 13, 2024, is entered into by and among FAIR ISAAC CORPORATION, a Delaware corporation (the “Borrower”), each of the Incremental Term A-1 Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, with respect to the following:

A. The Borrower, the Administrative Agent and the several banks and other financial institutions party thereto (together with the New Lenders (as defined below), the “Lenders”) have previously entered into that certain Second Amended and Restated Credit Agreement, dated as of August 19, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Amended Credit Agreement.

B. The Borrower has requested an Incremental Term Loan in an aggregate principal amount of $450,000,000 in accordance with Section 2.19 of the Credit Agreement (such Incremental Term Loan, the “Incremental Term A-1 Loan”).

C. Subject to the terms and conditions set forth herein, certain of the Lenders party hereto and identified on the signature pages hereto (each an “Incremental Term A-1 Lender”) have severally committed to make the Incremental Term A-1 Loan in the principal amounts set forth opposite such Incremental Term A-1 Lender’s name on Schedule 1 hereto (such several commitments, the “Incremental Term A-1 Loan Commitments”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Effectiveness. The effectiveness of the provisions of Section 2 of this Amendment are subject to the satisfaction of the conditions further described in Section 4 of this Amendment.

2. Incremental Term A-1 Loan.

(a) Incremental Term A-1 Loan. Subject to the terms and conditions of this Amendment and the other Loan Documents, and in reliance upon the representations and warranties set forth herein, each Incremental Term A-1 Lender severally agrees to make the Incremental Term A-1 Loan in Dollars to the Borrower on the Third Amendment Effective Date (as defined below) in accordance with Section 2.19 of the Credit Agreement and this Amendment in a principal amount equal to the amount of such Incremental Term A-1 Lender’s Incremental Term A-1 Loan Commitment. Any unfunded portion of the Incremental Term A-1 Loan Commitments shall terminate upon funding of the Incremental Term A-1 Loan on the Third Amendment Effective Date.

(b) Procedure for Advance of Incremental Term A-1 Loan. Not later than 1:00 p.m. on the Third Amendment Effective Date, each Incremental Term A-1 Lender will make available to the Administrative Agent for the account of the Borrower, at the Funding Office in immediately available funds, the amount of such Incremental Term A-1 Loan to be made by such Incremental Term A-1 Lender on the Third Amendment Effective Date. The Incremental Term A-1 Loan shall be made as an ABR Loan unless the Borrower shall have given the Administrative Agent (who shall promptly notify each Incremental Term A-1 Lender) an irrevocable Notice of Borrowing not later than 12:00 Noon at least three U.S. Government Securities Business Days prior to the Third Amendment Effective Date requesting that such Incremental Term A-1 Loan be made as a SOFR Loan. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Incremental Term A-1 Loan in immediately available funds by wire transfer to the Borrower.

(c) Repayment of Incremental Term A-1 Loan. The Borrower shall repay the aggregate outstanding principal amount of the Incremental Term A-1 Loan in full on the first to occur of (i) August 19, 2026 and (ii) the date of acceleration of the Obligations pursuant to Section 8 of the Amended Credit Agreement. There shall be no scheduled amortization payments required with respect to the Incremental Term A-1 Loan prior to such date.

(d) Other Terms. Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term A-1 Loan shall be the same as the terms applicable to the Initial Term Loan.

(e) Use of Proceeds. The proceeds of the Incremental Term A-1 Loan shall be used by the Borrower to (a) repay outstanding Revolving Loans, (b) pay fees and expenses in connection with this Amendment and the Incremental Term A-1 Loan and (c) finance ongoing working capital requirements and other general corporate purposes.

(f) Incremental Amendment. On and as of the Third Amendment Effective Date, (i) the Incremental Term A-1 Loan Commitments are commitments to provide “Incremental Term Loans” and the Incremental Term A-1 Loan is an “Incremental Term Loan”, in each case pursuant to Section 2.19 of the Credit Agreement, and (ii) each Incremental Term A-1 Lender shall be deemed to be a “Lender” and an “Increasing Lender” with a commitment to provide “Incremental Term Loans”, including, without limitation, in connection with any determination of “Required Lenders”, in each case as defined in the Amended Credit Agreement, and shall perform all of the obligations that are required to be performed by it as such, and shall be entitled to the benefits, rights and remedies as such, set forth in the Loan Documents.

3. New Lender Joinder. By its execution of this Amendment, each financial institution identified on the signature pages hereto as a New Lender (each a “New Lender” and collectively the “New Lenders”) hereby acknowledges, agrees and confirms that, on and after the Third Amendment Effective Date:

(a) it will be deemed to be a party to the Amended Credit Agreement as a “Lender” and a “Term Loan Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender and a Term Loan Lender under the Amended Credit Agreement as if it had executed the Amended Credit Agreement;

(b) it will be bound by all of the terms, provisions and conditions contained in the Amended Credit Agreement and the other Loan Documents;

(c) it has received a copy of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Lead Arranger, any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Amendment and to become a Lender and a Term Loan Lender under the Amended Credit Agreement;

(d) it will, independently and without reliance upon the Administrative Agent, the Lead Arranger, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Amended Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder; and

(e) it will provide any additional documentation to evidence its status as a Lender and a Term Loan Lender as of the Third Amendment Effective Date or as required to be delivered by it pursuant to the terms of the Amended Credit Agreement.

4. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of the provisions of Sections 2 and 3 of this Amendment are conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Third Amendment Effective Date”):

(a) The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the Incremental Term A-1 Lenders.

(b) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the Third Amendment Effective Date, certifying that (A) either (1) the copies of the certificate of incorporation of the Borrower and by-laws of the Borrower delivered most recently to the Administrative Agent prior to the Third Amendment Effective Date continue to be true and correct copies thereof as of the Third Amendment Effective Date or (2) attaching true and correct copies thereof as of the Third Amendment Effective Date, (B) attached thereto are true and correct copies of resolutions duly adopted by the board of directors of the Borrower and continuing in effect, which authorize the execution, delivery and performance by the Borrower of this Amendment and the other documents executed or to be executed by the Borrower in connection with the transactions contemplated hereby and (C) attached thereto is a good standing certificate for the Borrower from the Delaware Secretary of State.

(c) The Administrative Agent shall have received a Term Loan Note for each Incremental Term A-1 Lender that has requested the same, duly executed and delivered by the Borrower in favor of each such Incremental Term A-1 Lender.

(d) (i) No Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Amendment and the making of the Incremental Term A-1 Loan and (ii) all required third party consents and approvals shall have been obtained.

(e) Each of the representations and warranties made by the Borrower in the Credit Agreement that does not contain a materiality or Material Adverse Effect qualification shall be true and correct in all material respects on and as of the Third Amendment Effective Date, and each of the representations and warranties made by the Borrower in the Credit Agreement that contains a materiality or Material Adverse Effect qualification shall be true and correct on and as of the Third Amendment Effective Date (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct in all respects, as the case may be, as of such earlier date).

(f) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the matters described in clauses (d) and (e) above and attaching a calculation of the Total Leverage Ratio as of the Third Amendment Effective Date after giving pro forma effect to the incurrence of the Incremental Term A-1 Loan and use of proceeds thereof on the Third Amendment Effective Date.

(g) The Administrative Agent shall have received a legal opinion from Faegre Drinker Biddle & Reath LLP, special counsel to the Borrower, dated as of the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

(h) All fees and expenses required to be paid to the Administrative Agent (including the reasonable and documented fees, charges and disbursements of external counsel for the Administrative Agent) and the Lenders on or prior to the Third Amendment Effective Date (including all fees payable pursuant to any engagement or fee letter) shall have been paid.

(i) Patriot Act, etc.

(i) The Administrative Agent and the Lenders shall have received, at least five (5) Business Days prior to the Third Amendment Effective Date, all documentation and other information requested by the Administrative Agent or any Lender or required by regulatory authorities in order for the Administrative Agent and the Lenders to comply with requirements of any Anti-Terrorism Laws, including the Patriot Act and any applicable “know your customer” rules and regulations.

(ii) The Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the Third Amendment Effective Date.

(j) The Administrative Agent shall have received a duly executed Notice of Borrowing with respect to the Incremental Term A-1 Loan in accordance with Section 2(b) above.

Without limiting the generality of the provisions of Sections 9.3 and 9.4 of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, the Administrative Agent and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Authorization of Amendments. The execution and delivery of this Amendment and any Term Loan Notes by the Borrower and the performance by the Borrower of the Amended Credit Agreement and such Term Loan Notes: (i) are within the corporate power of the Borrower and (ii) have been duly authorized by all necessary corporate or other organizational actions on the part of the Borrower.

(b) Enforceability. Each of this Amendment, the Amended Credit Agreement and the Term Loan Notes has been duly executed and delivered by the Borrower, and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) Non-Contravention. The execution, delivery and performance by the Borrower of this Amendment, the Amended Credit Agreement and the Term Loan Notes do not (i) violate any Requirement of Law included in clause (a) of the definition thereof or, in any material respect, any Requirement of Law included in clause (b) of the definition thereof, in each case, applicable to the Borrower or any of its Subsidiaries; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of the Borrower; (iii) result in, or require, the creation or imposition of any Lien upon any property or revenue of the Borrower (except such Liens as may be created in favor of the Administrative Agent for the benefit of the Lenders pursuant to this Amendment or the other Loan Documents); (iv) result in a revocation, termination or other material restriction on any licenses that would have a Material Adverse Effect or (v) violate in any material respect any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which it is subject.

(d) Governmental Consents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or other Person is required in connection with the execution and delivery of this Amendment by the Borrower, or the performance or consummation of the transactions contemplated hereby, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

(e) Representations and Warranties. The Borrower represents and warrants that as of the Third Amendment Effective Date and after giving effect to this Amendment (i) the representations and warranties of the Borrower set forth in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality, in which case such representation and warranty must be true in all respects) as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality, in which case such representation and warranty must be true in all respects) as of such date) and (ii) no Default or Event of Default has occurred and is continuing.

6. Miscellaneous.

(a) Reference to and Effect on the Credit Agreement and the other Loan Documents. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects. The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or any of the other Loan Documents.

(b) Expenses. The Borrower acknowledges that all reasonable costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid by the Borrower in accordance with Section 10.5 of the Amended Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart. The provisions of Section 10.8 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(e) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

7. Loan Documents. This Amendment is a Loan Document as defined in the Amended Credit Agreement, and the provisions of the Amended Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

8. Lead Arrangers. In connection with this Amendment and the Incremental Term A-1 Loan provided hereunder, and subject to Section 9.10 of the Amended Credit Agreement, Bank of America, N.A. (or an Affiliate thereof) shall serve as a joint lead arranger and joint bookrunner.

[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FAIR ISAAC CORPORATION,
a Delaware corporation

By:	/s/ Steve Weber
Name:	Steve Weber
Title:	Executive Vice President and Chief Financial Officer

Fair Isaac Corporation

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and an Incremental Term A-1 Lender

By:	/s/ Karen H. McClain
Name:	Karen H. McClain
Title:	Managing Director

Fair Isaac Corporation

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as an Incremental Term A-1 Lender

By:	/s/ Tyrone Parker
Name:	Tyrone Parker
Title:	Vice President

Fair Isaac Corporation

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as an Incremental Term A-1 Lender

By:	/s/ Casey Klepsch
Name:	Casey Klepsch
Title:	Senior Vice President

Fair Isaac Corporation

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as an Incremental Term A-1 Lender

By:	/s/ Aaron Marks
Name:	Aaron Marks
Title:	Senior Vice President

Fair Isaac Corporation

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Incremental Term A-1 Lender

By:	/s/ Kristen Posluszny
Name:	Kristin Posluszny
Title:	Authorized Signatory

Fair Isaac Corporation

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

SCHEDULE 1

Lender	Incremental Term A-1 Loan Commitment
Wells Fargo Bank, National Association	$100,000,000.00
Bank of America, N.A.	$150,000,000.00
U.S. Bank National Association	$70,000,000.00
HSBC Bank USA, National Association	$65,000,000.00
The Toronto-Dominion Bank, New York Branch	$65,000,000.00

Total	$450,000,000.00